[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Exhibit 10.2
AMENDMENT NO. 1
TO
LONG TERM PRODUCT SUPPLY AGREEMENT
This AMENDMENT NO. 1 TO LONG TERM PRODUCT SUPPLY AGREEMENT (this “Amendment”) is entered as of March 3, 2015 (the “Effective Date”) by and between VIVINT SOLAR DEVELOPER, LLC, a Delaware limited liability company (“Buyer”) and ENPHASE ENERGY, INC., a Delaware corporation (“Seller”). Buyer and Seller are referred to herein individually as a “Party”, and collectively as the “Parties”.
RECITALS
A.WHEREAS, the Parties entered into that certain Long Term Product Supply Agreement, dated as of August 11, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”); and
B.WHEREAS, pursuant to Section 18.8 of the Agreement, the Parties desire to make certain changes to the Agreement, more fully described herein, and are willing to amend the Agreement, subject to the terms and conditions set forth in this Amendment.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the Parties hereto agree as follows:
1.Definitions. Any capitalized term used but not defined in this Amendment shall have the meaning ascribed to such term in the Agreement.
2.    Amendment to the Agreement. The Parties hereby agree to amend the Agreement as follows:
(a)    Hosting. The first sentence of Section 17.1.1 of the Agreement is hereby deleted and replaced in its entirety by the following:
“For the life of every Envoy purchased under this Agreement (the “Hosting Period”), for no additional cost to Buyer (except as set forth on Exhibit A), Seller shall (a) host and operate the Enlighten monitoring software service for all monitored Systems, and (b) provide access to such Enlighten monitoring software service to end users via a web-based online interface and to Buyer via Seller’s application programming interface (“API”).”

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)    Pricing. Exhibit A attached to the Agreement is hereby deleted and replaced in its entirety by Exhibit A attached to this Amendment.
(c)    Limited Envoy Warranty. The Limited Envoy Warranty found in Exhibit G of the Agreement is hereby deleted and replaced in its entirety by Exhibit B attached to this Amendment.
3.    Payment Terms. Notwithstanding anything to the contrary in Section 3.4 of the Agreement, for all Products delivered to the Delivery Point beginning [***] through [***], payment will not be due from Buyer until [***] days after receipt of an Invoice from Seller.
4.    Effective Date Pricing. The Unit Price for all Products delivered by Seller to Buyer after [***] shall be [***] to reflect the Unit Price set forth on Exhibit A attached to this Amendment. Seller shall, within five (5) Business Days from the Effective Date, issue a credit in an amount equal to the difference between the original Unit Price invoiced for any Products ordered between [***] and the Effective Date and the new Unit Price set forth in this Amendment.
5.    One-Time Payment. Simultaneously with the execution of this Amendment on the Effective Date, Seller shall make a one-time payment to Buyer in an amount equal to [***].
6.    2015 Commitment. Pursuant to Section 2.1.2 of the Agreement, between [***] and [***], Buyer agrees to submit Purchase Orders to Seller for the purchase of an aggregate of [***] Microinverters, with quantities of [***] Microinverters in the [***] and [***] Microinverters in the [***]. The Parties agree that the foregoing purchase(s) of Microinverters shall count towards the anticipated annual volumes set forth in Section 2.3 of the Agreement.
7.    Limitation. The amendments and modifications set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which the Parties may now have or may have in the future under or in connection with the Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Agreement shall continue in full force and effect.
8.    Counterparts. This Amendment may be signed in any number of counterparts and each counterpart shall represent a fully executed original as if signed by both Parties. Delivery of this Amendment may be accomplished by means of an exchange of facsimile or emailed signatures, which shall be deemed originals for all purposes.
9.    Integration. This Amendment, the Agreement, and any documents executed in connection herewith or therewith or pursuant hereto or thereto contain the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment.

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10.    Effectiveness. This Amendment shall become effective as of the Effective Date.
11.    Governing Law. Pursuant to Section 18.3 of the Agreement, this Amendment, and the rights and obligations of the Parties and any dispute arising under or relating thereto (whether in contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflict of law rules thereof or any other statute or doctrine that might call for the application of the laws of any other jurisdiction.
[SIGNATURE PAGES FOLLOW]

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

NOW, THEREFORE, the Parties hereto have entered into this Agreement as of the Effective Date.

SELLER:

ENPHASE ENERGY, INC.

By:     /s/ Taylor Browning
Name: J. Taylor Browning

Title:	Associate General Counsel and Assistant Secretary

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

[SIGNATURE PAGE]
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

BUYER:

VIVINT SOLAR DEVELOPER, LLC

By:     /s/ Jan Newman
Name:    Jan Newman
Title:    Vice President, Business Development

[SIGNATURE PAGE]
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT A
PRODUCTS AND UNIT PRICE

Model Number	Description	Unit Price	MOQ
Microinverters
M215-60-2LL-S22[1]	Microinverter, 240 & 208Vac, for 60-cell modules, MC-style PV connector	[***]	1 Box x 12 Units
M250-60-2LL-S22[2]	Microinverter, 240 & 208Vac, for 60-cell modules, MC-style PV connector	[***]	1 Box x 12 Units
n/a	5 Year Extended Warranty Upgrade	[***]
Communications Gateway
ENV-120-01 VM	Envoy Communications Gateway,120VAC, with Ethernet Bridge pair	[***][3]	1 Box x 6 Units
RGM-MTR-01	Enphase-compatible GE i210+ Revenue Grade Meter (RGM) with integrated ZigBee wireless[4]	[***]	1 Box x 4 Units
RGM-ZGB-01	ZigBee USB stick for Enphase Envoy communication with RGM	[***]	1 Box x 4 Units
Service Fee for Enlighten
	Per Envoy per year for [***] years	[***][5]
Cables
ET10-240-BULK	240VAC Trunk Cable, 240 Connectors, Portrait	[***]	1 Box (240 Connectors)
ET17-240-BULK	240VAC Trunk Cable, 240 Connectors, Landscape	[***]	1 Box (240 Connectors)
Cables
ET-TERM-10	Branch Terminator - (QTY 10 Units/Bag)	[***]	1 Box x 10 Bags
ET-DISC-05	Table Disconnect Tool - (QTY 5 Units/Bag)	[***]	1 Box x 20 Bags
ET-SEAL-10	Sealing Cap - (QTY 10 Units/Bag)	[***]	1 Box x 10 Bags
ET-SPLK-05	Engage Coupled - (QTY 5 Units/Bag)	[***]	1 Box x 5 Bags

(1)	Includes integrated ground.
(2)	Includes integrated ground.
(3)	Seller will provide the Envoy Communications Gateway to Buyer [***].
(4)	Seller will sell to Buyer [***] RGMs at [***].
(5)
For each System incorporating an Envoy Communications Gateway, Seller will provide to Buyer access to Enlighten, a non-cancellable, non-refundable service provided by Seller. For the Enlighten service, Buyer will pay to Seller [***] per System per year for [***] even if Buyer discontinues use of the Enlighten service. The Enlighten service will commence upon activation of an Envoy and continue for the life of the Envoy. Buyer will have access to Enlighten and Enlighten API for the life of the Envoy, provided that the Envoy is connected to the Internet. Seller will send an invoice to Buyer each year on the anniversary of the date each System was activated with the Enlighten service. For example, for all Envoys delivered to Buyer during the month of [***], Seller will send an invoice to Buyer at the [***]. Seller shall deliver such invoices for the foregoing Enlighten service fees separate from any other invoice delivered to Buyer.

Exhibit A
(Enphase – Vivint Solar)
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

LIMITED ENVOY WARRANTY

ENPHASE ENERGY ENVOYTM COMMUNICATIONS GATEWAY [***] LIMITED WARRANTY – FOR INSTALLATIONS IN NORTH AMERICA
Enphase Energy, Inc. (“Enphase”) has developed a highly reliable Envoy Communications Gateway (“Envoy”) that is designed to withstand normal operating conditions when used for its originally intended purpose in compliance with the Enphase User Manual made available with the originally shipped system. Enphase hereby represents and warrants that all Envoys shall be free of defects in workmanship, materials and design, shall meet the applicable Specification, shall comply with all applicable Laws, and shall be fit for its intended purpose (“Limited Envoy Warranty”). The Limited Envoy Warranty covers any failure of an Envoy that is defective or otherwise does not conform to the Limited Envoy Warranty (“Defective Product”) for a period of [***] ([***]) years from the date of original purchase of such Envoy at point of sale to system owner (the “Warranty Holder”) at the originally-installed end user location (the “Warranty Period”) in locations where we have approved our Envoy for installation as listed on our website at http://www.enphase.com/warranty.
During the Warranty Period, the Limited Envoy Warranty is transferable to a different owner (“Transferee”) as long as the Envoy remains installed at the originally-installed end user location (“Original Location”).
During the Warranty Period, if Enphase establishes, through inspection, the existence of a defect that is covered by the Limited Envoy Warranty, Enphase will, at its option, either (1) repair or replace the Defective Product free of charge, or (2) issue a credit or refund for the Defective Product to the Warranty Holder of the system in an amount up to its actual value at the time the Warranty Holder notifies Enphase of the defect, as determined by Enphase.
If Enphase elects to repair or replace the Defective Product, Enphase will, at its option, use new and/or reconditioned parts in repairing or replacing the Defective Product. Enphase reserves the right to use parts or products of original or improved design in the repair or replacement of Defective Product. If Enphase repairs or replaces a Defective Product, the Limited Envoy Warranty continues on the repaired or replacement product for the remainder of the original Warranty Period or ninety (90) days from the date of Enphase’s return shipment of the repaired or replacement product, whichever is later. The Limited Envoy Warranty covers a replacement unit to replace the Defective Product, but does not include labor costs related to (1) un-installing the Defective Product or (2) if applicable, re-installing a repaired or replacement product. To the extent applicable, the Limited Envoy Warranty also covers the costs of returning the Defective Product via Enphase’s RMA policy and procedure described further below, as well as shipping a repaired or replacement product from Enphase, via a non-expedited freight carrier selected by Enphase, to locations specified by the Warranty Holder of the Defective Product. The Limited Envoy Warranty does not cover, and Enphase will not be responsible for, shipping damage or damage caused by mishandling by the freight carrier and any such damage is the responsibility of the freight carrier.

Exhibit B     AMENDMENT NO. 1 TO SUPPLY AGREEMENT
(Enphase – Vivint Solar)
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Envoys are designed to withstand normal operating conditions and typical wear and tear when used for their original intent and in compliance with the installation and operating instructions supplied with the original equipment. The Limited Envoy Warranty does not apply to, and Enphase will not be responsible for, any defect in or damage to any Envoy: (1) that has been misused, neglected, tampered with, altered, or otherwise damaged, either internally or externally; (2) that has been improperly installed, operated, handled or used, including use under conditions for which the product was not designed, use in an unsuitable environment, or use in a manner contrary to the Enphase User Manual (as supplied to the Warranty Holder) or applicable laws or regulations; (3) that has been subjected to fire, water, generalized corrosion, biological infestations, acts of nature, or input voltage that creates operating conditions beyond the maximum or minimum limits listed in the Enphase Envoy specifications, including high input voltage from generators or lightning strikes; (4) that has been subjected to incidental or consequential damage caused by defects of other components of the solar system; or (5) if the original identification markings (including trademark or serial number) of such Envoy have been defaced, altered, or removed. This Limited Envoy Warranty does not cover cosmetic, technical or design defects, or shortcomings which do not materially influence or affect the energy production or degrade form, fit, or function of the Envoy. The Limited Envoy Warranty does not cover costs related to the removal, installation or troubleshooting of the Warranty Holder’s electrical systems. The Limited Envoy Warranty does not extend beyond the original cost of the Enphase Envoy.
To obtain repair or replacement service, credit or refund (as applicable) under this Limited Envoy Warranty, the Warranty Holder must comply with the Return Merchandise Authorization Number (RMA) policy and procedure http://www.enphase.com/rma.
THE LIMITED ENVOY WARRANTY IS THE SOLE AND EXCLUSIVE WARRANTY GIVEN BY ENPHASE AND, WHERE PERMITTED BY LAW, IS MADE EXPRESSLY IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF TITLE, QUALITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT OR WARRANTIES AS TO THE ACCURACY, SUFFICIENCY OR SUITABILITY OF ANY TECHNICAL OR OTHER INFORMATION PROVIDED IN MANUALS OR OTHER DOCUMENTATION. IN NO EVENT WILL ENPHASE BE LIABLE FOR ANY SPECIAL, DIRECT, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES, COSTS OR EXPENSES HOWEVER ARISING, WHETHER IN CONTRACT OR TORT, INCLUDING WITHOUT LIMITATION ANY ECONOMIC LOSSES OF ANY KIND, ANY LOSS OR DAMAGE TO PROPERTY, OR ANY PERSONAL INJURY.
To the extent any implied warranties are required under applicable law to apply to the Envoy, such implied warranties shall be limited in duration to the Warranty Period, to the extent permitted by applicable law. Some regions do not allow limitations or exclusions on implied warranties or on the duration of an implied warranty or on the limitation or exclusion of incidental or consequential damages, so the above limitation(s) or exclusion(s) may not apply. This Limited Envoy Warranty gives the Warranty Holder specific legal rights, and the Warranty Holder may have other rights that may vary from region to region.

Exhibit B     AMENDMENT NO. 1 TO SUPPLY AGREEMENT
(Enphase – Vivint Solar)
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.